                                                                EXHIBIT NO. 4.1

NUMBER                                                                  SHARES
  1

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                JANUARY 30, 1996

                    VISTA LASER CENTERS OF THE PACIFIC, INC.

                         AUTHORIZED: 25,000,000 SHARES

20,000,000 SHARES COMMON STOCK                  5,000,000 SHARES PREFERRED STOCK
    $.01 PAR VALUE EACH                                 $.01 PAR VALUE EACH



THIS CERTIFIES THAT _________________________________________ IS THE REGISTERED

HOLDER OF _______________________________________ SHARES OF THE COMMON STOCK OF


                    VISTA LASER CENTERS OF THE PACIFIC, INC.

HEREINAFTER DESIGNATED "THE CORPORATION," TRANSFERABLE ON THE SHARE REGISTER OF THE CORPORATION UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED.

        This certificate and the shares represented thereby shall be held subject to all of the provisions of the Articles of Incorporation and the By-laws of said Corporation, a copy of each of which is on file at the office of the Corporation, and made a part hereof as fully as though the provisions of said Articles of Incorporation and By-laws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents and agrees to be bound.

        Any shareholder may obtain from the principal office of the Corporation, upon request and without charge, a statement of the number of shares constituting each class or series of stock and the designation thereof; and a copy of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of stock and upon the holders thereof by said Articles of Incorporation and the By-laws.

             WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES
                        OF ITS DULY AUTHORIZED OFFICERS.
                DATED:


______________________________________    ______________________________________
                             SECRETARY                                 PRESIDENT




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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _________ Custodian _________
                                                                       (Cust)             (Minor)
TEN ENT -- as tenants by the entireties                              under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right of                            Act _________________
           survivorship and not as tenants                                   (State)
           in common

    Additional abbreviations may also be used though not in the above list.


        For value received, __________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________________________________

_______________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ,______________________

         In presence of                 _______________________________________

___________________________________